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 EXHIBIT (10)(s)
                           THIRD MODIFICATION AGREEMENT AND
                                AMENDMENT TO MORTGAGE



   THIS THIRD MODIFICATION AGREEMENT AND AMENDMENT TO MORTGAGE ("Mortgage") made and executed to be effective as of the first day of January, 1997 by and between The Canada Life Assurance Company, a corporation under the laws of the Dominion of Canada ("Mortgagee"), whose address is 330 University Avenue, Toronto, Ontario Canada M5G 1R8 and Vaughn Communications, Inc. a Minnesota corporation ("Mortgagor"), whose address is 5050 West 78th Street, Minneapolis, MN 55435.

PRELIMINARY STATEMENTS OF FACTS:

   A. Mortgagor has heretofore executed and delivered to Mortgagee its Promissory Note dated February 26, 1988 in the original principal amount of One Million Six Hundred Thousand and no/100 Dollars ($1,600,000.00) ("Note"), reference being made to the Note for a statement of the terms and conditions contained therein.

   B. As security for the repayment of the Note, Mortgagor has heretofore executed and delivered to Mortgagee the following documents (hereinafter referred to as the "Security Documents"):

   (a)  A certain Mortgage and Security Agreement and Fixture
        Financing Statement dated February 26, 1988, filed for record in the Office of the Registrar of Titles, Hennepin County, Minnesota on March 7, 1988 as Document No. 1912828 (hereinafter referred to as the "Mortgage"); and

   (b)  A certain Assignment of Rents and Leases dated February
        26,1988, filed for record in the Office of the Registrar of Titles, Hennepin County, Minnesota on March 7, 1988 as Document No. 1912829 (hereinafter referred to as the "Assignment of Rents and Leases"); and

   (c) Certain Financing Statements, filed in the Office of the Secretary of State of Minnesota on March 7, 1988 as Document No. 1#126575#00 and in the office of the County Recorder of Hennepin County, Minnesota on March 10, 1988 as Document No. 1029298 (hereinafter referred to as the "Financing Statement").

   C. The Security Documents create a first lien upon certain real property situated in the County of Hennepin, State of Minnesota more fully described in Exhibit "A" attached hereto and made a part hereof (the "Premises"), grant a security interest in the Premises and the personal property described therein and assign all rents, leases, income and profits from the Premises.

   D. The Note and Mortgage were amended by that certain Modification Agreement and Amendment to Mortgage dated March 1, 1991, filed April 23, 1991 as Hennepin County Registrar of Titles Document No. 2168409 (hereinafter referred to as the "First Modification").

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   E.   The Note and Mortgage were further amended by that certain Second
Modification Agreement and Amendment to Mortgage dated to be effective
March 1, 1994, filed November 4, 1994 as Hennepin County Registrar of Titles Document No. 2565157 (hereinafter referred to as the "Second Modification").

   F. Additionally, Mortgagor has heretofore executed and delivered a certain Indemnity and Hold Harmless Agreement dated as of February 26, 1988 reference being made thereto for statement of its terms and conditions (the "Hazardous Waste Indemnity").

   G. The Note and Security Documents as modified by the First Modification and the Second Modification and the Hazardous Waste Indemnity are hereinafter referred to as the "Loan Documents").

   H. The unpaid principal balance of the Note after payment of the installment due on January 1, 1997 is in the amount of One Million Three Hundred Seventy Thousand Four Hundred and Eighty-Four and 91/100 Dollars ($1,370,484.91).

   I. The parties desire to extend the term and otherwise further modify the Loan Documents as provided in this Agreement.

   NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                               1.  MODIFICATION TO NOTE

   1.1 The Maturity Date of the Note is extended to January 1, 2000 ("Third Extended Maturity Date").

   1.2 From and after January 1, 1997, interest shall accrue on the unpaid principal balance of the Note at the per annum rate of Seven and Five-Eights (7.625%) percent per annum ("Third Extension Rate").

   1.3 The payment provisions of the Note are hereby amended by restating and replacing additional paragraph 4 which was recited in paragraph 1.3 of the Second Modification as follows:

   "4. On the first day of April, 1994 and on the first day of each month thereafter up to and including January 1, 1997, principal and interest shall be paid in equal monthly installments of Twelve Thousand, Seven Hundred and Twelve and 44/100 Dollars ($12,712,44) each; thereafter on the first day of February, 1997 and on the first day of each month thereafter up to and including December 31, 1999, principal and interest shall be paid in equal monthly installments of Twelve Thousand Eight Hundred and Two and 11/100 Dollars ($12,802.11) each with a final payment of all unpaid principal and accrued interest being due and payable in full on January 1, 2000 ("Third Extended Maturity Date")."

   1.4    The following additional paragraph is hereby made part of the Note:

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   "The parties agree that the Undersigned shall, subject to the Lender's available three (3) year funds, have the option to extend the Third Extended Maturity Date of this Note for an additional term of three (3) years ("Fourth Extended Term") expiring January 1, 2003 ("Fourth Extended Maturity Date") on the following terms and conditions:

   (a) At the time of exercising such option, the Undersigned shall not then be in default under this Note and not have been in default more than twenty (20) days at any time since the date hereof in the payment of this Note, and any late fees and Default Rate Interest shall have been paid in full;

   (b) No Event of Default shall then be existing, nor have existed at any time since the date hereof unless cured prior to the expiration of any applicable permitted cure period, under the Mortgage hereafter referred to;

   (c) The per annum interest rate on this Note shall be adjusted for the Fourth Extended Term to the Holders then prevailing three (3) year commercial mortgage lending rate for loans of similar type and quality ("Fourth Extension Rate");

   (d) The required monthly installments of principal and interest shall be changed to an amount sufficient to amortize in constant equal monthly payments beginning on the first day of the second month of the Fourth Extended Term, the then remaining unpaid principal balance together with interest at the Fourth Extension Rate over a period of twelve (12) years and shall continue to be paid on the first day of each month during the Fourth Extended Term with a final payment of all unpaid principal together with accrued interest thereon being due and payable in full on the Fourth Extended Maturity Date;

   (e) The Premises shall have been well maintained and be in a physical condition acceptable to the Holder.

   (f) At the time of renewal, the Premises, in Lender's sole determination based upon stabilized market rents and expenses, shall be capable of producing, on an annual basis, net operating income of not less than Two Hundred and Thirty-One Thousand and no/100 Dollars ($231,000.00) and a ratio of such net operating income to the annual debt service based upon the interest rate to be in effect in any renewal period of not less than 1.40 to 1.00.

   (g) The Undersigned must notify the Holder in writing at the address for payment of this Note by certified U.S. mail, return receipt requested, or similar mailing not less than sixty (60) days nor more than one hundred and twenty (120) days before the Third Extended Maturity Date of its intention to exercise this right to extend this Note for the Fourth Extended Term. Within thirty (30) days after receipt of such notice the Holder will notify the Undersigned of the Fourth Extension Rate and the Undersigned shall have fifteen (15) days thereafter to notify Holder in writing of its acceptance of the Fourth Extension Rate. If the Fourth Extension Rate is not acceptable to the Undersigned, then the notice of intent to exercise the right to

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        extend may be revoked and the Note shall be due and payable in full in accordance with its terms.

   If the above terms and conditions are satisfied and the Undersigned extends the term of this Note for the Fourth Extended Term at the Fourth Extension Rate, the Undersigned agrees to execute such documents and provide such evidence as the Holder shall deem necessary to continue the obligation of the Undersigned under this Note and each of the instruments securing the same in full force and effect at the Fourth Extension Rate including among other things a Note and Mortgage Modification Agreement and an endorsement to the Mortgagee's Title Insurance Policy issued to the Holder insuring the uninterrupted continuity of the Holder's first lien under the Mortgage with no additional exceptions to title. All expenses incurred in connection with the adjustment of the interest rate and extension of the term, including any necessary recording fees, mortgage registration tax, title insurance fees and premiums, reasonable fees of Holder's counsel and the like, shall be paid by the Undersigned."

   1.5 The prepayment provisions as set forth in the second and third full paragraphs on page 3 of the Note and as amended and restated in paragraph 1.4 of the First Modification Agreement are hereby amended and restated in their entirety to read as follows:

   "PREPAYMENT.   The Undersigned may make full (but not partial)
   prepayment of the principal amount due upon giving the Holder sixty (60) days prior written notice.

   In addition to the outstanding principal and interest accrued thereon, and all other fees, costs and charges owing hereunder the Undersigned shall pay to the Holder a prepayment premium ("Premium").

   The Premium shall be the greater of:

   (a)  1% of the Note balance, or

   (b)  The difference between:

        (i) the discounted value of all required monthly payments for the remaining term of the Note and the discounted value of the Note balance at maturity, calculated by utilizing a discount rate based on the monthly equivalent yield-to-maturity rate of a U.S. Treasury Note or bond, and

        (ii) the Note balance at the date of prepayment.

   The monthly equivalent yield-to-maturity rate shall be predicated on the U.S. Treasury Note or Bond closest in maturity to the remaining term of the Note, as selected by the Holder (as reported in The Wall Street Journal or, if The Wall Journal is no longer published, some other similar daily financial publication of national circulation) on the fifth business day preceding the date of prepayment.

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   The Undersigned expressly agrees that: (i)  the Premium provided for herein is reasonable; (ii) the Premium shall be payable notwithstanding the then prevailing market rates existing at the time prepayment is made; (iii) there has been a course of conduct between the Holder and the Undersigned giving specific consideration in this transaction for such agreement to pay the Premium; and (iv) the Undersigned shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Undersigned expressly acknowledges that its agreement to pay the Premium to the Holder as herein described is a material inducement to the Holder to extend the Note.

   The Undersigned shall have the option of prepayment in full during the final sixty (60) days of the Third Extended Term, with no Premium.

   Provided the Loan is not in default, the Premium shall be waived by the Holder where prepayment is the result of the application of condemnation or insurance proceeds.

   The Undersigned expressly agrees that in the event of an acceleration of the maturity of this Note as a result of any event of default, including, without limitation, any acceleration upon the transfer of any interest in the Premises, a tender by the Undersigned or by anyone on behalf of the Undersigned of payment of the amount necessary to satisfy the indebtedness evidenced hereby made at any time prior to a foreclosure sale, or a sale under the power of sale contained in the Mortgage, shall constitute an evasion of the prepayment terms hereof and shall be deemed to be a voluntary prepayment hereunder. Therefore, with any such payment, the Undersigned shall pay the Premium. The Undersigned expressly waives the provisions of any present or future statute, law or judicial interpretation or principle which prohibits or may prohibit the collection of the foregoing Premium in connection with any such acceleration.

   1.6 Except as amended hereby, the Note shall continue in full force and effect in accordance with the terms as originally executed and modified by the First Modification Agreement and Second Modification Agreement.

                              2.  AMENDMENT TO MORTGAGE

   2.1 The Mortgage shall continue to secure the indebtedness evidenced by the Note, as amended and modified hereby, with all priorities enjoyed at its inception.

   2.2 Paragraph C. of the Preliminary Recitals of the Mortgage is amended and restated in its entirety at follows:

        "C. The Note bears interest at the per annum rate of Seven and Five-Eights percent (7.625%) ("Interest Rate") subject to adjustment as provided therein, except that during the period of and continuance of a default under the Note or Event of Default under this Mortgage, the Note shall bear interest at a per annum rate of interest of Four (4%) percent in excess of the interest rate then in effect on the Note whether or not the Mortgagee has exercised its option to accelerate the maturity of the Note and declare the entire unpaid Indebtedness Secured Hereby due and payable as more fully set forth in the Note ("Default Rate")."

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   2.3  Paragraph E of the Preliminary Recitals of the Mortgage is amended and restated in its entirety to read as follows:

        "E. The Note is payable in installments with a final installment payment of all unpaid principal and interest due on January 1, 2000 ("Maturity Date").

   2.4 Except as modified hereby, the Mortgage shall continue in full force and effect in accordance with its terms as originally executed.

                                    3.  INDEMNITY

   3.1 The Mortgagor hereby reaffirms and certifies as of the date hereof, each and every representation, warranty, covenant and agreement contained in the Hazardous Waste Indemnity.

   3.2 In addition to and not in any manner a limitation of the terms and conditions of the Hazardous Waste Indemnity, the Mortgagor shall hereinafter indemnify and hold harmless the Mortgagee, its successors and assigns, from any loss, damage, expense or cost arising out of or incurred by Mortgagee or by which Mortgagee may sustain as a result of or in connection with any of the following:

   (a)  Any violation or alleged violation of any Handicap Access
        Laws. Handicap Access Laws shall include the Fair Housing Amendments Act of 1988, the Americans with Disabilities Act of 1990, all rules and regulations from time to time in effect under either such law and all other laws, rules and regulations that may from time to time concern barrier-free access to the Premises.

   (b) Any rents or other income generated at or by the Premises and received by Mortgagor subsequent to an Event of Default under the Mortgage or any time within the twelve (12) month period preceding such Event of Default and which are not applied to the payment of debt service, taxes, insurance or other reasonable and necessary expenses attributable to the Premises.

   (c) Failure by Morgagor to deliver to Mortgagee all security deposits or similar deposits or guarantees and prepaid rents paid by tenants or other occupants of the Premises.

   (d) Any misappropriation or misapplication by Mortgagor of insurance proceeds or condemnation awards.

   (e) Failure by Mortgagor to pay taxes or insurance premiums or charges for labor or materials or any and all charges which may create liens on the Premises or any part thereof in violation of the Mortgage.

   (f) Any fraud, misrepresentation or breach of warranty by Mortgagor in any instrument relating to the Loan Documents.

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   (g)  Any amounts necessary to repair or replace damage to the Premises caused by the willful or wanton acts or omissions of the Mortgagor.

   3.3 The foregoing additional items shall be deemed to be additional indemnities under the Hazardous Waste Indemnity and are hereby incorporated therein and made a part thereof.

   3.4 Except as modified hereby, the Hazardous Waste Indemnity shall continue in full force and effect in accordance with its terms as originally executed.

                           4.  CONDITIONS TO EFFECTIVENESS

   4.1 This Agreement and its effectiveness are specifically conditioned on:

   (a) Mortgagor, at its sole cost and expense, obtaining and delivering to Mortgagee an Endorsement to the Mortgagee Title Policy insuring the lien of the Mortgage, in form and content acceptable to Mortgagee, stating that the coverage of said Mortgagee Title Policy is in effect and unimpaired with no change notwithstanding the execution and delivery of this Agreement.

   (b) The payment by Mortgagor to Mortgagee of the reasonable attorneys fees incurred by the Mortgagee in the negotiation and delivery of this Agreement together with all out of pocket costs incurred by the Mortgagee, including but not limited to any mortgage registration tax and recording fees.

   (c) The payment by Mortgagor to Mortgagee of an extension fee of One Thousand Five Hundred and no/100 Dollars ($1,500,00).

                                  5.  MISCELLANEOUS

   5.1 This Agreement is delivered in and shall in all respects be construed according to the laws of the State of Minnesota.

   5.2 This Agreement and each and every part hereof shall be binding upon the parties hereto and their successors and assigns and shall inure to the benefit of each and every future Holder of the Note including any successors and assigns of the Mortgagee.

   5.3 Nothing herein shall be construed to be a novation of the Note and the Loan Documents and it is intended that the Mortgagee shall continue to be entitled to all of the priorities existing under the Mortgage as of the date first executed and delivered.

   5.4 The liens, security interests, assignments and other rights evidenced by the Mortgage, Assignment of Rents and Leases and other Loan Documents are hereby renewed and extended to secure payment of the Note as modified hereby.

   5.5 Mortgagor and Maker, upon request from Mortgagee, agree to execute such other and further documents as may be reasonably necessary or appropriate to consummate the

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transactions contemplated herein or to perfect the liens and security interests to secure the payment of the loan evidenced by the Note.

   5.6 Except as provided herein, the terms and provisions of the Note, the Mortgage, the Assignment of Rents and Leases and the other Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein of the Note, the Mortgage and the other Loan Documents shall in no way affect the security of the Mortgage and the other Loan Documents for the payment of the Note. The promissory note described in the Mortgage and other Loan Documents and the note secured thereby shall hereafter mean the Note as modified by this Agreement. The Note, the Mortgage and the other Loan Documents as modified and amended hereby are hereby ratified and confirmed in all respects.

   5.7 The parties acknowledge that the liens and security interests created and evidenced by the mortgage and the Assignment of Rents and Leases are valid and subsisting and further acknowledge and agree that there are no offsets, claims or defenses to the Note or the Mortgage or any other Loan Documents.

   5.8 This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument.

   5.9 The requirement that the Mortgagor make monthly deposits of taxes, assessments and insurance premiums in accordance with the Mortgage shall continue to be waived in accordance with the waiver letter dated
February 2, 1988.

   IN WITNESS WHEREOF, the parties hereto caused this Agreement to be executed as of the date and year first above written.

                                        VAUGHN COMMUNICATIONS, INC.

                                        By
                                           -------------------------------
                                        Its
                                           -------------------------------

                                        THE CANADA LIFE ASSURANCE
                                        COMPANY

                                        By
                                           -------------------------------
                                        Its
                                           -------------------------------

                                        By
                                           -------------------------------
                                        Its
                                           -------------------------------


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DOMINION OF CANADA  )
                    ) ss.
PROVINCE OF ONTARIO )

   The foregoing instrument was acknowledged before me this 13th day of January, 1997, by __________________, the Associate Treasurer and
_____________________, the Assistant Treasurer of the Canada Life Assurance Company, a corporation under the laws of the Dominion of Canada, on behalf of the corporation.


                         -----------------------------------
                         Notary Public


STATE OF MINNESOTA  )
                    ) ss.
COUNTY OF HENNEPIN  )

   The foregoing instrument was acknowledged before me this 8th day of January, 1997, by M. Charles Reinhart, the Secretary of Vaughn
Communications, Inc., a Minnesota corporation, on behalf of the corporation.


                         -----------------------------------
                         Notary Public


THIS DOCUMENT WAS DRAFTED BY:
James M. Christenson, Esq.
OPPENHEIMER WOLFF & DONNELLY
3400 Plaza VII
45 South Seventh Street
Minneapolis, Minnesota  55402

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